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                                                                   EXHIBIT 10.35


                               PURCHASE AGREEMENT

         THIS AGREEMENT is made as of the date set forth on the signature page hereto, between MSI Holdings, Inc. (the "Company"), a corporation organized under the laws of the State of Utah, with its principal offices at 1121 East 7th Street, Austin, Texas 78702, and each purchaser whose name is set forth on Exhibit A hereto (each a "Purchaser" and collectively, the "Purchasers").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and each Purchaser, intending to be legally bound, agree as follows:

         SECTION 1. Authorization of Sale of the Shares.

Subject to the terms and conditions of this Agreement, the maximum number of shares (each a "Share," and together the "Shares") of common stock, par value $0.10 per share, of the Company ("Common Stock") that the Company has authorized to be sold pursuant to this Agreement is the number that is set forth in the Company's Confidential Private Placement Memorandum dated January 6, 2000, as amended or supplemented to date (the "PPM").

         SECTION 2. Agreement to Sell and Purchase the Shares.

At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and such Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares shown, and at the purchase price shown, opposite such Purchaser's name on Exhibit A hereto. The Company may simultaneously enter into a similar form of this purchase agreement with certain other investors (the "Other Purchasers") and complete sales of the Shares to them, until February 29, 2000. (The Purchaser and the Other Purchasers, if any, are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements.")

         SECTION 3. Delivery of the Shares at the Closing.

The completion of the purchase and sale of the Shares (the "Closing") shall occur upon the receipt and acceptance by the Company of subscriptions for Shares representing at least $25,000,000 in gross sale proceeds and the satisfaction of the conditions set forth below (the "Closing Date"). At the Closing, the Company shall deliver to each Purchaser one or more stock certificates for the Shares registered in the name of each Purchaser, or in such name(s) as designated by each Purchaser, based on the number of Shares set forth in Section 2 above. The name(s) in which the stock certificates for the Shares to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix
I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to each Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company in its sole discretion: (i) receipt by the Company of immediately available funds in the full amount of the purchase price for the Shares being purchased hereunder; and (ii) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. Each Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the accuracy in all material respects of the representations and warranties made by the Company in this Agreement and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing.



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         SECTION 4. Representations, Warranties and Covenants of the Company.
The Company hereby represents and warrants to, and covenants with, each Purchaser as follows:

                  4.1. Organization, Good Standing and Qualification.

The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted, to execute and deliver this Agreement, to issue and sell the Shares and to carry out the provisions of this Agreement. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a material adverse effect on the business, properties or financial condition of the Company and the Subsidiaries of the Company, taken as a whole. The Company has publicly filed with the Securities and Exchange Commission (the "Commission") true and accurate copies of the Company's Articles of Incorporation and the Company's Bylaws, each as amended and in effect at the Closing.

                  4.2. Authorized and Issued Capital Stock.

                           (a) The authorized capital stock of the Company
immediately prior to the Closing consisted of 50,000,000 shares of Common Stock, of which 2,363,487 shares were issued and outstanding as of January 31, 2000, and 10,000,000 shares of Preferred Stock, par value $2.00 per share, of which no shares will be issued and outstanding effective upon the consummation of the transactions contemplated by this Agreement. All issued and outstanding shares of Common Stock (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable, and (iii) have been issued in compliance with applicable state and federal securities laws. None of the issued and outstanding shares of Common Stock was issued in violation of preemptive or other similar rights of any securityholder of the Company, and the issuance and sale of the Shares to the Purchasers by the Company is not subject to preemptive or other similar rights of any securityholder of the Company. Other than as set forth in the PPM, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition of any securities of the Company.

                           (b) The Company has registered its Common Stock
pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the "Exchange Act"), and is in material compliance with all reporting requirements of the Exchange Act, and such Common Stock is currently listed or quoted on the NASD Over-The-Counter Bulletin Board.

                  4.3. Issuance, Sale and Delivery of the Shares.

When issued and paid for pursuant to the terms hereof, the Shares to be sold hereunder by the Company will be validly issued and outstanding, fully paid and non-assessable shares of Common Stock. Neither the sale of the Shares pursuant to this Agreement, nor the Company's performance of its obligations under, this Agreement shall (i) result in the creation or imposition of any liens,



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charges, claims or other encumbrances upon the Shares or any of the assets of the Company or any subsidiary of the Company (each, a "Subsidiary"), (ii) entitle the holders of the outstanding Common Stock to preemptive or other rights to subscribe to or acquire Common Stock or other securities of the Company, or (iii) result in any adjustment of the exercise price, conversion price or rate or number of securities which can be acquired upon exercise or conversion of any securities of the Company outstanding on the date hereof.

                  4.4. Subsidiaries.

No Subsidiary of the Company is either (i) a "significant subsidiary" of the Company (as such term is defined in Rule 1-02(w) of Regulation S-X of the Securities Act) or (ii) otherwise material to the business of the Company. Each Subsidiary of the Company is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. Each Subsidiary of the Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a material adverse effect on the Company's and each Subsidiaries' business, properties or financial condition, taken as a whole. All of the issued and outstanding capital stock of each Subsidiary of the Company (i) has been duly authorized and validly issued, (ii) are fully paid and non-assessable, (iii) has been issued in compliance with applicable state and federal securities laws, and
(iv) to the best of our knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the issued and outstanding shares of capital stock of any Subsidiary of the Company was issued in violation of preemptive or other similar rights of any securityholder of the Company, and the issuance and sale of the Common Stock to the Purchasers by the Company is not subject to preemptive or other similar rights of any securityholder of any Subsidiary of the Company. There are no outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition of any securities of any Subsidiary of the Company.

                  4.5. Authorization.

All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms.

                  4.6. Consents.

Assuming the accuracy of the representations and warranties of each Purchaser set forth in this Agreement or any of the Agreements, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or with any other person or entity on the part of the Company (including any approvals or consents required under any state securities or "Blue Sky" laws), other than the filing of a Form D pursuant to Regulation D promulgated under the



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Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "Securities Act"), or pursuant to state securities laws is required in connection with the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby.

                  4.7. Exemption from Registration.

Assuming the accuracy of each Purchaser's representations and warranties set forth in Section 5 hereof, the offer, issuance and sale of the Shares pursuant to this Agreement are and will be exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act.

                  4.8. Registration Rights.

Except as set forth herein or as contemplated by the PPM, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity for the public offering of its securities.

                  4.9. Brokers or Finders.

Other than the fees and expenses payable to Janney Montgomery Scott LLC and Tejas Securities Group, Inc. (collectively, the "Placement Agents"), the Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

                  4.10. Changes.

Since September 30, 1999, except in the ordinary course of business or as disclosed in the PPM or any supplement thereto, there has not been:

                           (a) any change in the assets, liabilities, financial
condition or operating results of the Company, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                           (b) other than mandatory dividends payable to holders
of the Company's preferred stock, any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company; or

                           (c) to the Company's knowledge, any other event or
condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

                  4.11. Investment Company.

The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940.

                  4.12. Additional Information.

The Company has fully provided each Purchaser with all information that such Purchaser has reasonably requested for deciding whether to purchase the



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Shares. Neither this Agreement nor any other documents or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading. The Company represents and warrants that the information contained in the PPM and the following documents, copies of which have been furnished to each Purchaser, was true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein in light of the circumstances under which they were made not misleading, in each case as of their respective dates (the "SEC Documents"):

                           (i) the Company's annual report on Form 10-KSB/A for the year ended March 31, 1999 (without exhibits);

                           (ii) the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 1999;

                           (iii) the Company's quarterly report on Form 10-QSB for the quarter ended December 31, 1999;

                           (iv) the proxy statement for the Company's annual meeting of stockholders held August 9, 1999;

                           (v) the Company's current report on Form 8-K dated August 10, 1999; and

                           (vi) all other documents, if any, filed by the Company with the Commission since September 30, 1999 pursuant to the reporting requirements of the Exchange Act.

As to market forecasts, business or customer prospects, proposed schedules or any other forward-looking statements contained in the PPM, such market forecasts, business or customer prospects, proposed schedules or other forward-looking statements were prepared in good faith by the Company, but the Company makes no representation and there can be no assurance that the market will develop as forecasted, that it will convert such prospects into business agreements or customers, that it will meet or attain such schedules or that any other forward-looking statements will come about as stated.

                  4.13. Listing of Common Stock.

The Company shall use its commercially reasonable best efforts to cause the Shares and the Common Stock to be listed on the Nasdaq National Market, and shall maintain the listing of the Shares on each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are listed.



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                  4.14. Legal Opinion; Blue Sky Letter.

Prior to, and as a condition to the Closing, counsel for the Company, Vinson & Elkins LLP, shall deliver a legal opinion to each Purchaser as to matters relating to the issuance and sale of the Shares hereunder, and other matters reasonably requested by the Purchasers, in form and substance reasonably satisfactory to the Purchasers as well as a Blue Sky letter concerning the offer and sale of the Shares and compliance with state securities laws in connection therewith.

         SECTION 5. Representations, Warranties and Covenants of the Purchasers.

                           (a) Each Purchaser acknowledges that the Shares have
not been registered under the Securities Act or any state securities law and may not be offered, sold, pledged or otherwise transferred in the absence of such registration, unless (i) the Company receives an opinion of counsel reasonably acceptable to it that such offer, sale, pledge or transfer is exempt from any registration and prospectus delivery requirements of the Securities Act and any applicable state securities laws or (ii) the Shares are sold pursuant to Rule 144 promulgated under the Securities Act ("Rule 144") in accordance with the terms of such rule. Except as otherwise permitted by Section 7.2, each certificate for the Shares issued at the Closing, or upon direct or indirect transfer of or in substitution thereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws and may not be offered, sold, pledged or transferred in the absence of such registration unless the Company receives an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that such offer, sale, pledge or transfer is exempt from any registration and prospectus delivery requirements of the Securities Act and such applicable state securities laws.

                           (b) Each Purchaser represents and warrants, as of the
date hereof and as of the Closing Date, to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in equity securities presenting an investment decision like that involved in the purchase of the Shares, including investments in equity securities issued by Internet companies; (ii) the Purchaser or its counsel, accountants or other investment advisers have requested, received, reviewed and considered all information deemed relevant by them in making an informed decision to purchase the Shares, (iii) the Purchaser is acquiring the Shares in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of the Shares, nor is there any arrangement or understanding with any other persons regarding the distribution of the Shares; provided however, that such representation and warranty will not limit the Purchaser's right to sell Shares pursuant to the Registration Statement (as defined in Section 7 below) or pursuant to an exemption from the Securities Act; (iv) the Purchaser will not, directly or indirectly, offer, sell (including sell short), pledge, transfer or otherwise dispose of (or



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solicit any offers to buy, purchase or otherwise acquire or take a pledge of)
any of the Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder; (v) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire and the Stock Certificate Questionnaire, both attached hereto as Appendix I, and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the effective date of the Registration Statement;
(vi) the Purchaser has, in connection with its decision to purchase the Shares, relied solely upon the PPM, the SEC Documents and the representations and warranties contained herein, as well as any investigation completed by the Purchaser or its counsel, accountants or other investment advisers; (vii) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or is not a "U.S. Person" as defined in Regulation S promulgated under the Securities Act; (viii) the Purchaser will supply the Company with such other facts as from time to time are deemed necessary or desirable in order to ascertain that no violation has occurred of any securities laws of the United States or any other relevant jurisdiction, including the Securities Act; and (ix) the Purchaser shall provide promptly such information and execute and deliver such documents as may be necessary to comply with any and all laws and ordinances to which the Company may be subject.

                           (c) Each Purchaser agrees not to make any sale of the
                  Shares under the Registration Statement without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and each Purchaser acknowledges and agrees that such Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser, and (iii) to the effect that (A) such Shares have been sold pursuant to and in accordance with the Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied, unless exempt from registration and prospectus delivery requirements. Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser agrees that it will not sell any Shares during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Company shall only be able to suspend the use of said prospectus for periods aggregating no more than sixty (60) business days in any twelve-month period. Each Purchaser further agrees to notify promptly the Company of the sale of all of such Purchaser's Shares, and to notify promptly the Company in writing of any material changes in the information set forth in the Registration Statement relating to such Purchaser or its plan of distribution, or of any



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                  supplemental information required to be included in the
                  Registration Statement relating to its plan of distribution.

                           (d) Each Purchaser further represents and warrants,
                  as of the date hereof and as of the Closing Date, to, and covenants with, the Company that: (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and
                  (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms.

                           (e) Each Purchaser acknowledges that it understands
                  that the acquisition of the Shares is a high risk investment, that such risks include the information contained in "Risk Factors" and elsewhere in the PPM and that such Purchaser can bear the economic risks of such investment. Such Purchaser was not formed for the specific purpose of acquiring the Shares.

         SECTION 6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

         SECTION 7. Registration of Shares for Resale.

                  7.1. Registration Procedures and Expenses.

                           (a) The Company shall, as soon as practicable, but in
no event later than the thirtieth (30th) calendar day following the closing of the first sale of the Shares, prepare and file with the Commission a registration statement on Form S-3 (or if Form S-3 or a successor form is not then available to the Company, on such form of registration statement as is then available to effect a registration of the Shares) (the "Registration Statement") to register all of the Shares ("Registrable Securities") held by the Purchasers for resale by the Purchasers in non-underwritten, market transactions, and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable thereafter. In the event that, unless due to circumstances or causes beyond the reasonable control of the Company, the Registration Statement has not become effective on or before the one hundred fiftieth (150th) calendar day following the closing of the first sale of the Shares, the Company will pay to each Purchaser, upon demand therefor, an amount equal to one percent (1%) of the purchase price paid by each Purchaser for the Shares for each full period, if any, of five (5) business days thereafter before the Registration Statement becomes effective; provided, however, that the maximum amount payable by the Company pursuant to this sentence is an amount equal to five percent (5%) of the purchase price paid by the Purchasers for the Shares. The Company shall, within



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three business days before filing such Registration Statement, provide a draft to each Purchaser and its counsel and its agent for review and comment.

                           (b) The Company shall promptly prepare and file with
the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until such date when either all of the Registrable Securities have been sold pursuant thereto or, by reason of Rule 144(k) under the Securities Act or any other rule of similar effect, the Registrable Securities are no longer required to be registered for the resale thereof by the Purchasers in ordinary market transactions without imposition of any volume limitations (the "Registration Period"). The Company shall promptly furnish to each Purchaser and its agent such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act as such Purchaser or its agent may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser.

                           (c) The Company shall promptly file documents
required of the Company for any required blue sky clearance for the Registrable Securities in such states specified in writing by each Purchaser or its agent; provided, however, that the Company shall not be required to (i) qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented, (ii) subject itself to general taxation in any such jurisdiction, (iii) provide any undertakings that cause the Company undue burden or expense or (iv) make any change in its charter or bylaws.

                           (d) The Company shall promptly inform each Purchaser
and its agent when any stop order has been issued with respect to the Registration Statement and use its best efforts to promptly cause such stop order to be withdrawn.

                           (e) The Company shall notify each Purchaser whose
shares are registered on a Registration Statement and its agent at any time when a prospectus relating to any Registrable Securities covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best efforts to cause each such amendment and supplement to become effective.



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                           (f) The Company shall bear all expenses in connection
with the procedures in paragraph (a) through (f) in this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than
(i) fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers, (ii) any expenses relating to the sale of the Registrable Securities by the Purchasers, or (iii) broker's commissions and discounts or fees of any nature relating to the sales.

                           (g) The Company understands that each Purchaser
disclaims being an underwriter, but a Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A questionnaire related to the Registration Statement to be completed by each Purchaser is attached as Appendix I to this Agreement.

                  7.2. Piggy-Back Registration.

                           (a) Subject to the provisions of this Agreement, if
the Company proposes to file a registration statement under the Securities Act, including a Registration Statement pursuant to Section 7.1(a), with respect to an underwritten offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than a registration statement on Form S-4 or S-8 or any substitute form that may be adopted by the Commission or any registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable (but in no event less than 15 days before the anticipated initial filing date of such registration statement), and such notice shall offer such holders the opportunity to register such number of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 7.2(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering; provided, however, that the Company may at any time withdraw or cease proceeding with such registration. Each holder of Registrable Securities shall be permitted to withdraw all or part of such holder's Registrable Securities from a Piggyback Registration at any time prior to the effective date thereof.



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                           (b) The Company shall use all commercially reasonable
efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering under Section 7.2(a) ("Piggyback Securities"), to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include any holder's Piggyback Securities in such offering unless such holder accepts the terms of the underwriting agreement between the Company and the managing underwriter or underwriters and otherwise complies with the provisions of Section 7.8 below. In all other offerings that are underwritten, if the managing underwriter or underwriters of such proposed underwritten offering advise the Company in writing that in their opinion the total amount of securities, including Piggyback Securities, to be included in such offering is sufficiently large to cause a material adverse effect to the price or success of the offering (a "Registration Material Adverse Effect"), then in such event the securities to be included in such offering shall be allocated first to the Company, second, to the selling equity holders originally demanding such registration pursuant to registration rights that they acquired prior to the closing of the first sale of the Shares, and then, to the extent that any additional securities can, in the opinion of such managing underwriter or underwriters, be sold without any such Registration Material Adverse Effect, pro rata among the holders of Piggyback Securities and other selling equity holders holding piggyback registration rights that they acquired prior to the closing of the first sale of the Shares, on the basis of the number of outstanding shares of Common Stock requested to be included in such registration by each such holder.

                  7.3. Transfer of Registrable Securities.

Each Purchaser agrees that it will not effect any disposition of Registrable Securities except as contemplated in the Registration Statement or as otherwise in compliance with applicable securities laws, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution. Without limitation, each Purchaser understands that (i) it may not use Registrable Securities to cover a short position in shares of the Company's Common Stock created prior to the effective date of the Registration Statement, and (ii) it must deliver a prospectus in connection with any short sale of the Registrable Securities unless it is exempt from such requirement.

                  7.4. Indemnification. For the purpose of this Section 7.4:

                           (a) the term "Selling Stockholder" shall include the
Purchaser, its officers, directors, agent and/or trustees and any affiliate or controlling person of such Purchaser or any permitted assign hereunder;

                           (b) the term "Registration Statement" shall include
any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Sections 7.1 or 7.2; and

                           (c) the term "untrue statement" shall include any
untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 4 hereof by the Company, or any untrue statement of a material fact contained in the Registration Statement, or arise out of any failure by the Company to fulfill any agreement, covenant or undertaking contained in this Agreement and the Company will reimburse such Selling Stockholder for any reasonable legal or other documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (i) an untrue statement made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the Registration Statement (which shall be deemed to include the information set forth in the Registration Statement Questionnaire and in the plan of distribution section of the prospectus), (ii) the failure of such Selling Stockholder to comply with the covenants and agreements contained herein respecting transfer or sale of Registrable Securities, or (iii) any statement or omission in any Prospectus of which such Purchaser is notified or that is corrected in any subsequent Prospectus that was delivered to the Purchaser sufficiently prior to the pertinent sale or sales by the Purchaser. The Company shall also not be liable for amounts paid in settlement of any loss, claim, damage or liability if such settlement if effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

         Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations set forth in Section 5 hereof by such Purchaser, or any failure by such Purchaser to comply with the covenants and agreements contained herein, or any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in the Registration Statement. Each Purchaser will reimburse, severally and not jointly, the Company (or such officer, director or controlling person), as the case may be, for any legal or other documented expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Each Purchaser agrees that the information regarding the Purchaser or its officers, directors and affiliates and their intended plan of distribution of the Shares set forth in the Registration

Statement questionnaire, the form of which is attached as Appendix I, or included from time to time in the Registration Statement (including without limitation the plan of distribution section of the Registration Statement) shall be deemed to be written information furnished to the Company by or on behalf of the Purchaser specifically for use in the Registration Statement. The foregoing indemnification shall be limited in amount as to each Purchaser to the greater of the Purchase Price paid by such Purchaser hereunder or the proceeds received by such Purchaser upon the sale of Registrable Securities.

         Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action; provided, however, that any failure by an indemnified person to notify an indemnifying person shall not relieve the indemnifying person from its obligations hereunder except to the extent that the indemnifying person is materially prejudiced thereby. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume and control the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnifying person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties hereunder and under the other Agreements.

         If the indemnification provided for in this Section 7.4 from the indemnifying person would be applicable by its terms but is otherwise unavailable, as determined by a court of applicable jurisdiction, to an indemnified person hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying person and indemnified persons in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying person and indemnified persons shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying person or indemnified persons, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 7.4, any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.4, no Purchaser shall be required to contribute any amount in excess of the dollar amount of the proceeds received by such Purchaser upon the sale of the Registrable Securities, giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  7.5. Termination of Conditions and Obligations.

The conditions imposed by Section 5 or this Section 7 upon the transferability of Registrable Securities shall cease and terminate as to any particular number of Registrable Securities when such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement, or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act. Notwithstanding anything to the contrary contained herein, no Purchaser shall be entitled to exercise any right provided for in: Section 7.2 after the third anniversary of the Closing.

                  7.6. Continued Availability of Information.

So long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchaser, the Company will furnish to the
Purchaser:

                           (a) as soon as practicable after available (but in
the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-KSB or Form 10-K, as applicable, (iii) any quarterly reports to stockholders, and if not included in substance in its quarterly reports to stockholders, its quarterly reports on Form 10-QSB or Form 10-Q, as applicable, and (iv) a full copy of the Registration Statement (the foregoing, in each case, excluding exhibits);

                           (b) upon the reasonable request of a Purchaser or its
agent, all exhibits excluded by the parenthetical to subparagraph (a)(iv) of this Section 7.6 and all other information that is made available to shareholders generally; and

                           (c) upon the reasonable request of a Purchaser or its
agent, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and the Company, upon the reasonable request of a Purchaser or its agent, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement and will otherwise cooperate with any Purchaser conducting an investigation for the purpose of reducing or eliminating such Purchaser's exposure to liability under the Securities Act, including the reasonable production at the Company's headquarters of non-confidential information (and, upon execution of a confidentiality agreement satisfactory to the Company, confidential information).

                  7.7. Reports under Exchange Act.

With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Purchaser to sell Registrable Securities to the public without registration, and with a view to making it possible to register the Registrable Securities pursuant to a registration on Form S-3, the Company agrees to:

                           (a) make and keep available public information, as
understood and defined in Rule 144, at all times;

                           (b) file with the Commission in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (c) furnish to a Purchaser owning any Registrable
Securities or its agent upon reasonable request (i) a written statement by the Company that is has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose Registrable Securities may be resold pursuant to Form S-3 (at any time after it so qualified, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably required in availing any Purchaser of Registrable Securities of any rule or regulation of the Commission which permits the selling of any such Registrable Securities without registration or pursuant to such form.

                  7.8. Participation in Underwritten Registrations.

No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the person entitled hereunder to approve such arrangements, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Agreement.

         SECTION 8. Broker's Fees.

Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser, except for the Company's obligations to the Placement Agents.

         SECTION 9. Expenses.

At the Closing, each party hereto shall bear its own expenses.

         SECTION 10. Notices.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent and shall be delivered as addressed as follows:

         (a)      if to the Company, to:

                           MSI Holdings, Inc.
                           1121 East 7th Street
                           Austin, Texas 78702
                           Attention: Robert J. Gibbs
                           President and Chief Executive Officer


                  with copies so mailed to:

                           Vinson & Elkins LLP
                           3700 Trammel Crow Center
                           2001 Ross Avenue
                           Dallas, Texas 75201
                           Attention: Jeffrey Chapman, Esq.

                  or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

         (b) if to the Purchaser, at the address set forth o Schedule A or Schedule B hereto, or at such other address or addresses as may have been furnished to the Company in writing,

         SECTION 11. Entire Agreement; Changes.

This Agreement sets forth the entire agreement of the parties and may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

         SECTION 12. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         SECTION 13. Severability.

In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 14. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO CONFLICTS OF LAWS.

         SECTION 15. Counterparts.

This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         SECTION 16. Assignment.

The Purchaser (or any permitted assignee) may assign its rights under Section 7 of this Agreement to any subsequent holder of any or all of the Shares who has purchased Shares from such Purchaser (or permitted assignee), provided that the Company shall have the right to require any such holder of any or all of the Shares to execute a counterpart of this Agreement and agree to be bound by the provisions of this Agreement as a condition to such holder's claim to any rights hereunder.



                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the date set forth below.



February 15, 2000


                                MSI HOLDINGS, INC.


                                BY: /s/ D.W. BANISTER
                                   ------------------
                                    TITLE: CHIEF FINANCIAL OFFICER


                                PURCHASERS:

                                Name of Purchaser:
                                                  ------------------------------
                                Name of Authorized Signatory:
                                                             -------------------
                                Signature of Authorized Signatory:
                                                                  --------------
                                Title of Authorized Signatory:
                                                              ------------------

                                                                       EXHIBIT A

                             SCHEDULE OF PURCHASERS


                                                                        NUMBER         TOTAL
           PURCHASER'S NAME                         $/SHARE            OF SHARES      PAYMENT $
------------------------------------------------------------------------------------------------

GUILDER GAGNON AND HOWE

------------------------------------------------------------------------------------------------
Guilder Gagnon Howe & Co.                             6.00               166,667       1,000,002
LLC
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

KAHN CAPITAL PARTNERS

------------------------------------------------------------------------------------------------
Kahn Capital Partners LP                              6.00               350,000       2,100,000
------------------------------------------------------------------------------------------------
Dorado Capital Partners                               6.00               100,000         600,000
------------------------------------------------------------------------------------------------
Bricoleur Partners                                    6.00               240,000       1,440,000
------------------------------------------------------------------------------------------------
JIB                                                   6.00                46,000         276,000
------------------------------------------------------------------------------------------------
Aaces                                                 6.00                14,000          84,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

SUNAMERICA, INC.

------------------------------------------------------------------------------------------------
OKGBD & Co. FBO SunAmerica                            6.00               333,334       2,000,004
Inc.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

ARDSLEY PARTNERS

------------------------------------------------------------------------------------------------
Goldman Sachs & Co. for acct of                       6.00               275,000       1,650,000
Ardsley Offshore Fund Ltd.
------------------------------------------------------------------------------------------------
Goldman Sachs & Co. for acct of                       6.00               235,000       1,410,000
Ardsley Partners Fund II, L.P.
------------------------------------------------------------------------------------------------
Goldman Sachs & Co. for acct of                       6.00               175,000       1,050,000
Ardsley Institutional Fund, L.P.
------------------------------------------------------------------------------------------------
Goldman Sachs & Co. for acct of                       6.00               165,000         990,000
Ardsley Partners Fund I, L.P.
------------------------------------------------------------------------------------------------

                                                                        NUMBER          TOTAL
           PURCHASER'S NAME                         $/SHARE            OF SHARES       PAYMENT $
------------------------------------------------------------------------------------------------

Goldman Sachs & Co. for acct of                       6.00               150,000         900,000
HH Managed Account 1, Ltd.
------------------------------------------------------------------------------------------------

AIM ADVISORS INC.

------------------------------------------------------------------------------------------------
Brookfront & Co. as nominee for                       6.00               824,712       4,948,272
AIM Capital Dev. Fund
------------------------------------------------------------------------------------------------
Bipod & Co. as nominee for AIM                        6.00                 8,621          51,726
VI Capital Dev. Fund
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

WANGER ASSET MANAGEMENT

------------------------------------------------------------------------------------------------
Northcabin and Co. as nominee                         6.00               350,000       2,100,000
for Acorn USA Fund
------------------------------------------------------------------------------------------------
Payoff and Co. as nominee for                         6.00               350,000       2,100,000
Wanger US Small Cap Advisor
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

UNTERBERG/IRVINE CAPITAL
PARTNERS

------------------------------------------------------------------------------------------------
C.E. Unterberg, Towbin Capital                        6.00                74,990         449,940
Partners I, L.P.
------------------------------------------------------------------------------------------------
UT Technology Partners, LDC                           6.00               133,330         799,980
------------------------------------------------------------------------------------------------
UT Capital Partners International,                    6.00                33,340         200,040
LDC
------------------------------------------------------------------------------------------------
Irvine Capital Partners, L.P.                         6.00               100,000         600,000
------------------------------------------------------------------------------------------------
Irvine Capital Partners II, L.P.                      6.00                16,670         100,020
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

ENDEAVOR ASSET MANAGEMENT

------------------------------------------------------------------------------------------------
ING Barings FAO Endeavor Asset                        6.00               166,667       1,000,002
MGMT
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                                        NUMBER           TOTAL
           PURCHASER'S NAME                         $/SHARE            OF SHARES       PAYMENT $
------------------------------------------------------------------------------------------------

CHARTWELL

------------------------------------------------------------------------------------------------
Bank of America FAO Chartwell                         6.00               166,667       1,000,002
Investment Partners
------------------------------------------------------------------------------------------------

KENSINGTON

------------------------------------------------------------------------------------------------
Kensington Partners L.P.                              6.00               129,100         774,600
------------------------------------------------------------------------------------------------
Kensington Partners II, L.P.                          6.00                 7,667          46,002
------------------------------------------------------------------------------------------------
Bald Eagle Fund, Ltd.                                 6.00                29,900         179,400
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

KINETICS

------------------------------------------------------------------------------------------------
Internet Emerging Growth Fund -                       6.00                16,666          99,996
Firstar Trust Company
------------------------------------------------------------------------------------------------
Internet Fund - Firstar Trust                         6.00               133,335         800,010
Company
------------------------------------------------------------------------------------------------
Internet Infrastructure Fund -                        6.00                16,666          99,996
Firstar Trust Company
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

LIBRA

------------------------------------------------------------------------------------------------
Libra Fund                                            6.00               133,334         800,004
------------------------------------------------------------------------------------------------
Libra Offshore Fund Ltd.                              6.00                33,333         199,998
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

TIEDEMAN BOLTRESS

------------------------------------------------------------------------------------------------
Tiedeman Investment Group                             6.00               166,667       1,000,002
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

PANTHEON

------------------------------------------------------------------------------------------------
Pantheon Partners L.P.                                6.00               133,334         800,004
------------------------------------------------------------------------------------------------

                                                                         NUMBER          TOTAL
           PURCHASER'S NAME                         $/SHARE             OF SHARES      PAYMENT $
------------------------------------------------------------------------------------------------
Kimberlite Partners L.P.                              6.00                33,333         199,998
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

MILLER ANDERSON

------------------------------------------------------------------------------------------------
MAS Funds Small Cap Value                             6.00               628,900       3,773,400
Portfolio
------------------------------------------------------------------------------------------------
Van Kampen American Value                             6.00               563,100       3,378,600
Fund
------------------------------------------------------------------------------------------------
MSDW SICAV Small Cap Value                            6.00                41,500         249,000
Equity Fund
------------------------------------------------------------------------------------------------
MSDW SICAV Global Small Cap                           6.00                 9,600          57,600
Equity Fund
------------------------------------------------------------------------------------------------
Coutts & Co.                                          6.00                 6,900          41,400
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

SHOTTENFELD

------------------------------------------------------------------------------------------------
Shottenfeld Assoc. LP                                 6.00               250,000       1,500,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

AIG

------------------------------------------------------------------------------------------------
AIG Soundshore Holdings Ltd.                          6.00               111,125         666,750
------------------------------------------------------------------------------------------------
AIG Soundshore Opportunity                            6.00                35,750         214,500
Holding Fund Ltd.
------------------------------------------------------------------------------------------------
AIG Soundshore Strategic                              6.00                19,792         118,752
Holding Fund Ltd.
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

DENVER INVESTMENT ADVISORS

------------------------------------------------------------------------------------------------
Westcore Small Cap Growth Fund                        6.00               166,667       1,000,002
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                                         NUMBER          TOTAL
           PURCHASER'S NAME                         $/SHARE             OF SHARES      PAYMENT $
------------------------------------------------------------------------------------------------

GRYPHON CAPITAL MANAGEMENT

------------------------------------------------------------------------------------------------
Cascade Capital Partners                              6.00               585,000       3,510,000
------------------------------------------------------------------------------------------------
Gryphon Offshore Fund                                 6.00               114,000         684,000
------------------------------------------------------------------------------------------------
Job & Company                                         6.00                51,000         306,000
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

ALLIANCE CAPITAL MANAGEMENT

------------------------------------------------------------------------------------------------
ACM Strat Inv.                                        6.00               224,200       1,345,200
------------------------------------------------------------------------------------------------
ACM Technology Hedge FD                               6.00               135,100         810,600
------------------------------------------------------------------------------------------------
Alliance Technology Partners                          6.00                40,700         244,200
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

WELLINGTON MANAGEMENT
COMPANY

------------------------------------------------------------------------------------------------
Pitt & Co.                                            6.00                95,000         570,000
------------------------------------------------------------------------------------------------
Hammerhead & Co.                                      6.00                80,000         480,000
------------------------------------------------------------------------------------------------
Tarp & Co.                                            6.00                60,000         360,000
------------------------------------------------------------------------------------------------
Westcoast & Co.                                       6.00               235,000       1,410,000
------------------------------------------------------------------------------------------------
Finwell & Co.                                         6.00               166,000         996,000
------------------------------------------------------------------------------------------------
Landwatch & Co.                                       6.00               172,000       1,032,000
------------------------------------------------------------------------------------------------
Gerlach & Co.                                         6.00                13,000          78,000
------------------------------------------------------------------------------------------------
Barnstorm & Co.                                       6.00                54,000         324,000
------------------------------------------------------------------------------------------------
                                                                                      55,000,002
------------------------------------------------------------------------------------------------

                                   APPENDIX I
                                  (one of two)

                               MSI HOLDINGS, INC.
                         STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1. The exact name that your Shares are to be registered. This is the name that will appear on your stock certificate(s). You may use a nominee name if appropriate:_________________


2. The relationship between the Purchaser of the Shares and the registered holder listed in response to item 1 above: _________________

3.       The mailing address of the registered holder listed in response to item
         1 above

4. The social security number or tax identification number of the registered holder listed in response to item 1 above: _________________

                                   APPENDIX I
                                  (two of two)

                               MSI HOLDINGS, INC.
                      REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

2. Please provide the number of shares of Common Stock that you or your organization will own beneficially or of record immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions (indicating whether you have sole or shared voting or dispositive power over such securities as determined under applicable rules of the Securities and Exchange Commission):

         VOTING POWER         DISPOSITIVE POWER

              SOLE             SHARED            SOLE             SHARED

                                                                                 Common Stock beneficially owned
                                                                                 prior to the date hereof
          -------------     -------------     -----------      ------------

                                                                                 Shares being purchased from the
                                                                                 Company
          -------------     -------------     -----------      ------------

                                                                                 Common Stock issuable upon
                                                                                 exercise of other options or
                                                                                 warrants that you may own, to the
                                                                                 extent such shares of Common Stock
                                                                                 are deemed to be beneficially
                                                                                 owned
          -------------     -------------     -----------      ------------

              TOTAL: ________________ shares of Common Stock beneficially owned

         Have you or your organization had any position, office o other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Company's proxy statement for its 1999 annual meeting of stockholders, or with Janney Montgomery Scott LLC or Tejas Securities Group, Inc.?

         _____ Yes      _____ No

     If yes, please indicate the nature of any such relationships below:


     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

     Attached is a draft of the proposed "plan of distribution" section of the Registration Statement. Please confirm that the draft is a correct and complete statement of your intended plan of distribution.

     _____ Yes        _____ No

                              PLAN OF DISTRIBUTION

         The Shares being offered by the Selling Shareholder or its respective pledgees, donees, transferees or other successors in interest, will be sold in one or more transactions (which may involve block transactions) on the NASD Over-The-Counter Bulletin Board or on such other market on which the Common Stock may from time to time be trading, in privately negotiated transactions, through the writing of options on the Shares, short sales or any combination thereof. The sale price to the public may be the market price prevailing at the time of sale, a price related to such prevailing market price or such other price as the Selling Shareholder determines from time to time. The Shares may also be sold pursuant to Rule 144. The Selling Shareholder shall have the sole and absolute discretion not to accept any purchase offer or make any sale of Shares if they seem the purchase price to be unsatisfactory at any particular time.

         The Selling Shareholder or its respective pledgees, donees, transferee or other successors in interest, may also sell the Shares directly to market makers acting as principals and/or broker-dealers acting as agents for themselves or their customers. Brokers acting as agents for the Selling shareholder will receive usual and customary commissions for brokerage transactions, and market makers and block purchasers purchasing the Shares will do so for their own account and at their own risk. It is possible that the selling Shareholder will attempt to sell shares of Common Stock in block transactions to market makers or other purchasers at a price per share which may be below the then market price. There can be no assurance with all or any of the Shares offered hereby will be issued to, or sold by, the Selling Shareholder. The Selling Shareholder and any brokers, dealers or agents, upon effecting the sale of any of the Shares offered hereby, may be deemed "underwriters" as that term is defined under the Securities Act or the Exchange Act, or the rules and regulations thereunder.

         Upon the Company being notified by the Selling Shareholder that any material arrangement has been entered into with a broker or dealer for the sale of Shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplemented Prospectus will be filed, if required, pursuant to Rule 424(c) under the Securities Act, disclosing (a) the name of each such broker-dealer, (b) the number of Shares involved, (c) the price at which such Shares were sold, (d) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (e) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this Prospectus, as supplemented, and (f) other facts material to the transaction.

         The Selling Shareholder and any other persons participating in the sale or distribution of the Shares will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, which provisions may limit the timing of purchases and sales of any of the Shares by the Selling Shareholder or any other such person. The foregoing may affect the marketability of the Shares.

         The Company has agreed to indemnify the Selling Shareholder, or its transferees or assignees, against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Selling Shareholder or its respective pledgees, donees, transferees or other successors in interest, may be required to make in respect thereof.

         The Company is bearing all costs relating to the registration of the Shares (other than fees and expenses, if any, of counsel or other advisers to the Selling Shareholder). Any commissions, discounts or other fees payable to broker-dealers in connection with any sale of the Shares will be borne by the Selling Shareholder.

                                   APPENDIX II

Attention:

PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

The undersigned, {AN OFFICER OF, or OTHER PERSON DULY AUTHORIZED BY} ___________________________________________________ {FILL IN OFFICIAL NAME OF
INDIVIDUAL OR INSTITUTION} hereby certifies that he/she {said institution} is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on __________________ {DATE} pursuant to and in accordance with registration statement number ____________________ {FILL IN THE NUMBER OF OR OTHERWISE IDENTIFY REGISTRATION STATEMENT} and the requirement of delivering a current prospectus by the Company has been complied with in connection with such sale.


Print or Type:

                         Name of Purchaser
                         (individual or institution):
                                                          ----------------------

                         Name of individual representing
                         Purchaser (if an institution)
                                                          ----------------------

                         Title of individual representing
                         Purchaser (if an institution):
                                                          ----------------------

Signature by:

                         Individual purchaser or
                         individual representing
                         purchaser
                                                          ----------------------